UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Expeditors International
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

<STOCK#>  123456 C0123456789 12345  C 1234567890 C O Y MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 www.envisionreports.com/EXPD_MTG Step 1: Go to www.envisionreports.com/EXPD_MTG to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Shareholder Meeting Notice 00UOBC IMPORTANT ANNUAL SHAREHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS! + + Important Notice Regarding the Availability of Proxy Materials for the Expeditors International of Washington, Inc. Shareholder Meeting to be Held on Wednesday May 7, 2008 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: _ Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 27, 2008 to facilitate timely delivery. .

. . Shareholder Meeting Notice Expeditors International of Washington, Inc. Annual Meeting of Shareholders will be held at our Corporate Headquarters, 1015 Third Avenue, Seattle, WA 98104, at 2:00 pm (pst) on Wednesday, May 7, 2008. The Board of Directors recommends that you vote FOR all the nominees listed, FOR Proposals 2 – 5 and AGAINST Proposal 6. 1. To elect nine (9) directors, each to serve until the next annual meeting of shareholders and until a successor is elected and qualified; 2. To approve and ratify adoption of the 2008 Stock Option Plan; 3. To approve and ratify adoption of the 2008 Directors’ Restricted Stock Plan; 4. To approve and ratify the 2008 Executive Incentive Compensation Plan; 5. To approve and ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008; 6. To consider a shareholder proposal to amend the existing equal opportunity policy to specifically include sexual orientation. Directors up for election: 1. Peter J. Rose 2. James L.K. Wang 3. R. Jordan Gates 4. James J. Casey 5. Dan P. Kourkoumelis 6. Michael J. Malone 7. John W. Meisenbach 8. Mark A. Emmert 9. Robert R. Wright PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. E-mail copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. _ Internet – Go to envisionreports.com/EXPD_MTG. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. _ Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. _ Email – Send email to investorvote@computershare.com with “Proxy Materials Expeditors International of Washington, Inc.” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 27, 2008

00UOBC

B1EXW1 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/7/08.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement / Annual Report / Telephone/Internet insert To view this material, have the 12-digit Control #'(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/24/08. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com  **If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.  EXPEDITORS INT'L OF WASHINGTON, INC. Vote In Person  Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  Vote By Internet  To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

B1EXW2 Meeting Type: Annual Meeting Date: 5/7/08 Meeting Time: 2:00 p.m. For holders as of: 3/10/08 Meeting Location: 1015 Third Avenue Seattle, Washington 98104

Voting items  The Board of Directors recommends a vote FOR each of Proposals 1 through 5 and AGAINST Proposal 6.  1. Election of Directors Nominees: 01) Peter J. Rose 02) James L.K. Wang 03) R. Jordan Gates 04) James J. Casey 05) Dan P. Kourkoumelis 06) Michael J. Malone 07) John W. Meisenbach 08) Mark A. Emmert 09) Robert R. Wright Other Business as may properly come before the meeting or any adjournment thereof.  6. To consider a shareholder proposal to amend the existing equal opportunity policy to specifically include sexual orientation. 5. To approve and ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2008; 2. To approve and ratify adoption of the 2008 Stock Option Plan; 3. To approve and ratify adoption of the 2008 Directors' Restricted Stock Plan; 4. To approve and ratify the 2008 Executive Incentive Compensation Plan;  B1EXW3

Voting Instructions B1EXW4